UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2010

Liberty Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard, Englewood, Colorado 80112

(Address of Principal Executive Office)

(303)220-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition / Item 8.01 Other Events

On February 18, 2010, Liberty Global, Inc. (LGI) disposed of its ownership interests in three of its subsidiaries (the J:COM Disposal Group) which directly or indirectly, including through certain trust arrangements, held LGI’s ownership interest in Jupiter Telecommunications Co., Ltd. (J:COM), a broadband communications provider in Japan. As a result of this disposition, LGI has accounted for the J:COM Disposal Group as a discontinued operation in its Quarterly Report on Form 10-Q for the first quarter of 2010.

During the first quarter of 2010, LGI initiated the process of centralizing the direct-to-home satellite (DTH) operations of its UPC Broadband Division into a Luxembourg-based organization and began reporting the DTH operations under a centralized management structure within the UPC Broadband Division’s Central and Eastern Europe reportable segment. Previously, these operations, which provide DTH services to customers in the Czech Republic, Hungary, Romania and Slovakia, were managed by the respective local management in these countries with support from the UPC Broadband Division’s central operations, and accordingly, were included in the results of the UPC Broadband Division’s Central and Eastern Europe and central operations segments. As a result of this change, the DTH operating results that were previously reported in the UPC Broadband Division’s central operations are now reported within the UPC Broadband Division’s Central and Eastern Europe segment.

The purpose of this Form 8-K is to recast the following sections of LGI’s 2009 Annual Report on Form 10-K to give retroactive effect to the presentation of the J:COM Disposal Group as a discontinued operation and the changes to our reportable segments, as described above: (i) Selected Financial Data, (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations, (iii) Qualitative and Quantitative Disclosures about Market Risk and (iv) Consolidated Financial Statements of LGI (together, the Recasted Financial Information). The Recasted Financial Information is filed herewith under Item 8.01 as exhibit 99.1. Except as described above, exhibit 99.1 does not update of modify in any way the amounts or disclosures included in the Recasted Financial Information and does not purport to reflect any information of events subsequent to the filing thereof.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

23.1	Consent of KPMG LLP

23.2	Consent of PricewaterhouseCoopers Bedrijfsrevisoren bcvba

99.1	Recasted Financial Information

101	XBRL Documents

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

Date: May 11, 2010	By:	/S/ RANDY L. LAZZELL
	Name:	Randy L. Lazzell
	Title:	Vice President